                                                                     EXHIBIT 4.2

                            1999 AMENDED AND RESTATED
                            EQUITY PARTICIPATION PLAN
                                       OF
                                  SAFEWAY INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                (U.S. EMPLOYEES)

You have been selected to be a participant in the 1999 Amended and Restated Equity Participation Plan of Safeway Inc., as specified below:

       Employee: <<name>>                                  SSN: <<ssn>>

       Date of Grant: <<grantdate>>                        Grant #: <<grant>>

       Date of Expiration: <<expdate>>

       Number of Options Granted: <<shares>>

       Exercise Price per Share: $<<price>>

IN WITNESS WHEREOF, the parties have caused the Option Agreement set forth below to be executed as of the Date of Grant.

                                  SAFEWAY INC.

                                         By: __________________________


                                         ------------------------------
                                         Employee's Signature/<<name>>

                                         ------------------------------
                                         Street or P.O. Box

                                         ------------------------------
                                         City, State ZIP

        THIS AGREEMENT is made on and as of the Date of Grant set forth above between SAFEWAY INC., a Delaware corporation (the "Company") and the Employee named above pursuant to the provisions of the 1999 Amended and Restated Equity Participation Plan of Safeway Inc. (the "Plan"). The parties hereto agree as follows:

                                    ARTICLE I

DEFINITIONS

        Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. Terms not otherwise defined in this Agreement shall have the meaning specified in the Plan.

SECTION 1.1 - OPTION

        "Option" shall mean the option to purchase Common Stock of the Company granted under this Agreement.

SECTION 1.2 - TERMINATION OF EMPLOYMENT

        "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding terminations where there is a simultaneous reemployment or continuing employment of the Employee by the Company or a Subsidiary, (b) at the discretion of the Committee, terminations which result in a temporary severance of the employer-employee relationship, and
(c) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the Employee. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

SECTION 1.3 - CHANGE IN CONTROL OF THE COMPANY

        A "Change in Control of the Company" shall be deemed to have occurred, subject to subparagraph (d) hereof, if any of the events (an "Event") in subparagraphs (a), (b) or (c) occur during the term of the Agreement:

        (a) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than an employee benefit plan of the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or an underwriter who acquires such securities for the purpose of resale in an underwritten public offering of such securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25% or more of the Company's then outstanding voting securities carrying the right to vote in elections of persons to the Board, regardless of comparative voting power of such voting securities; or

        (b) As a result of a tender offer or exchange offer for the purchase of securities of the Company (other than such an offer by the Company for its own securities), or as a result of a proxy contest, merger, consolidation or sale of assets, or as a result of any combination of the foregoing, individuals who at the beginning of any two-year period constitute the Board plus new directors (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (a) or (c) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved (collectively, the "Continuing Board Members"), cease for any reason to constitute a majority thereof; or

        (c) The holders of securities of the Company entitled to vote thereon approve the following:

               (i) A merger or consolidation of the Company with any other corporation regardless of which entity is the surviving company, other than a merger or consolidation which would result in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the Company's then outstanding voting securities carrying the right to vote in elections of persons to the Board, or such securities of such surviving entity outstanding immediately after such merger or consolidation, or

               (ii) A plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        (d) Notwithstanding the definition of a "Change in Control of The Company" as set forth in this Section 1.3, no such Event described in subparagraphs (a), (b) or (c) shall constitute a Change in Control of the Company if prior to the occurrence of any such Event the Continuing Board Members unanimously approve such Event.

SECTION 1.4 - DEMOTION

        "Demotion" shall mean the demotion of the Employee to a position within the Company which is not then eligible for grants of stock options or to a position that is eligible for stock option grants at a lower level than the level for which the Employee was eligible on the Date of Grant. Notwithstanding the foregoing, the Chief Executive Officer of the Company may make adjustments, in his discretion, in the foregoing definition in the event of the transfer, illness or disability of the Employee, the occurrence of a force majeure event (including without limitation acts of God, strikes or labor disturbances) affecting the Employee's position or other similar circumstances.

SECTION 1.5 - DISABILITY

        "Disability" shall have the meaning set forth in Section 22(e)(3) of the Internal Revenue Code, as amended.

                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

        In consideration of the Employee's agreement to remain in the employ of the Company or a Subsidiary and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of the number of shares of its Common Stock upon the terms and conditions set forth in this Agreement. This Option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code, as amended.

SECTION 2.2 - PURCHASE PRICE

        The purchase price per share of the shares of stock covered by the Option shall be the price indicated above (which shall be no less than 100% of the Fair Market Value of a share of the Company's Common Stock on the date of grant), without commission or other charge.

SECTION 2.3 - CONSIDERATION TO COMPANY

        In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

        (a) Subject to Section 3.2, the Option shall become exercisable in seven
(7) cumulative installments as follows:

                                              % OF SHARES SUBJECT
RELATION TO DATE                               TO THIS OPTION THAT
OF THIS AGREEMENT                               MAY BE PURCHASED
-----------------                             --------------------
On and before first anniversary                    none
After the first anniversary                        15%
After the second anniversary                       15%
After the third anniversary                        15%
After the fourth anniversary                       15%
After the fifth anniversary                        15%
After the sixth anniversary                        15%
After the seventh anniversary                      10%

SECTION 3.2 - DURATION OF EXERCISABILITY

        The installments provided for in Section 3.1 are cumulative. Each such installment that becomes exercisable pursuant to Section 3.l shall remain exercisable until it becomes unexercisable under Section 3.3. No portion of an Option that is unexercisable at Termination of Employment shall thereafter become exercisable. No portion of an Option that is unexercisable upon a Demotion shall thereafter become exercisable. Notwithstanding the foregoing, in the event of a Demotion to a position that is eligible for stock option grants at a lower level than the level for which the Employee was eligible on the Date of Grant, the immediately preceding sentence shall apply only to that part (if any) of the unexercisable portion of the Option which exceeds the minimum number of stock options to which such position is eligible.

SECTION 3.3 - EXPIRATION OF OPTION

        The Option may not be exercised to any extent by anyone after the first to occur of the following events:

        (a) The expiration of ten years and one day from the date the Option was granted; or

        (b) The expiration of three months from the date of the Employee's Termination of Employment unless such Termination of Employment results from his or her death, his or her retirement on or after age 55 in accordance with the Company's retirement policies as then in effect, or his or her Disability; or

        (c) The expiration of one year from the date of the Employee's Termination of Employment by reason of his or her death or Disability or his or her retirement on or after age 55 in accordance with the Company's retirement policies as then in effect; or

        (d) The engagement by the Employee in willful misconduct which injures the Company or any of its Subsidiaries; or

        (e) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

SECTION 3.4 - ACCELERATION OF EXERCISABILITY

        Upon the occurrence of a Change in Control of the Company, this Option shall be exercisable as to all shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a).

                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

        During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his or her personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

        Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than 100 shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

SECTION 4.3 - MANNER OF EXERCISE

        The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

        (a) Notice in writing signed by the Employee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

        (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; provided, however, that the Committee may, in its discretion: (i) allow a delay in payment of up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Employee for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value of the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; (vi) allow payment, in whole or in part, through the delivery of a notice that the Employee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv),
        (v) and (vi).

        (c) On or prior to the date the same is required to be withheld, full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; provided, however, that the Committee may, in its discretion, allow for such payment to be in the form of consideration used by the Holder to pay for such shares under Section 4.3(b).

        (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

        (e) In the event the Option or portion shall be exercised pursuant to
        Section 4.l by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

        The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

        (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

        (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience; and

        (e) Unless a Registration Statement under the Securities Act of 1933 is in effect with respect to the shares to be issued, the receipt of the written representation of Employee that the shares of Common Stock are being acquired by him for investment and with no present intention of selling or transferring them and that he will not sell or otherwise transfer the shares except in compliance with all applicable securities laws.

SECTION 4.5 - RIGHTS AS STOCKHOLDER

        The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

        The Committee shall have the power to interpret the Plan and this Agreement, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret or revoke any such rules, and to amend this Agreement provided such amendment does not impair the rights of the Employee granted hereunder. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

SECTION 5.2 - OPTION SUBJECT TO TERMS OF PLAN

        This Option Agreement and the rights of Employee hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. Any inconsistency between this Option Agreement and the Plan shall be resolved in favor of the Plan.

SECTION 5.3 - OPTION NOT TRANSFERABLE

        The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, unless and until the Option has been exercised, or the shares underlying the Option have been issued. Subject to the preceding sentence, neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.4 - NOTICES

        Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath his signature hereto or the last known address for the Employee contained in the Company's personnel records. By a notice given pursuant to this
Section 5.4, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section
5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - CONSTRUCTION

        This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

                      [Signatures on 1st page of Agreement]

                            1999 AMENDED AND RESTATED
                            EQUITY PARTICIPATION PLAN
                                       OF
                                  SAFEWAY INC.

                              INDEPENDENT DIRECTOR
                             STOCK OPTION AGREEMENT

        THIS AGREEMENT, dated ____________, ____, is made by and between SAFEWAY INC., a Delaware corporation (the "Company"), and _____________________, an Independent Director of the Company.

               WHEREAS, the Company wishes to carry out the 1999 Amended and Restated Equity Participation Plan of Safeway Inc. (the "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement) pursuant to which the Independent Director is entitled to a grant of stock options.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                 GRANT OF OPTION

Section 1.1 - Grant of Option

               Pursuant to the terms of the Plan, on the date hereof the Company irrevocably grants to the Independent Director the option to purchase any part or all of an aggregate of _____ shares of its Common Stock upon the terms and conditions set forth in this Agreement and the Plan.

Section 1.2 - Purchase Price

               The purchase price of the Common Stock covered by the Option shall be $_____ per share without commission or other charge.

                                   ARTICLE II

                       PERIOD OF EXERCISABILITY OF OPTION

Section 2.1 - Commencement of Exercisability

               (a) Subject to subsection (b) below, the Option shall become exercisable in three (3) cumulative installments as follows:

                      (i) The first installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the first anniversary of the date hereof.

                      (ii) The second installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the second anniversary of the date hereof.

                      (iii) The third installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the third anniversary of the date hereof.

               (b) No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

Section 2.2 - Duration of Exercisability

               The installments provided for in Section 2.1 are cumulative. Each such installment that becomes exercisable pursuant to Section 2.1 shall remain exercisable until it becomes unexercisable under Section 2.3.

Section 2.3 - Expiration of Option

               This Option may not be exercised to any extent by anyone after the first to occur of the following events:

                      (a) The expiration of ten years from the date the Option was granted;

        or

                      (b) The expiration of three (3) months from the date of the Independent Director's Termination of Directorship unless such Termination of Directorship results from his or her death or his or her Disability; or

                      (c) The expiration of twelve (12) months from the date of the Independent Director's Termination of Directorship by reason of his or her death or his or her Disability; or

                      (d) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Board waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Board shall give the Independent Director notice of such event if the Option has then neither been fully exercised nor become unexercisable under this
        Section 2.3.

                                   ARTICLE III

                               EXERCISE OF OPTIONS

Section 3.1 - Person Eligible to Exercise

               During the lifetime of the Independent Director, only the Independent Director may exercise the Option or any portion thereof. After the death of the Independent Director, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under Section 2.3, be exercised by his or her personal representative or by any person empowered to do so under the deceased Independent Director's will or under the then applicable laws of descent and distribution.

Section 3.2 - Partial Exercise

               At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 2.3, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Board may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 3.3 - Manner of Exercise

               An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 2.3:

                      (a) Notice in writing signed by the Independent Director or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Board; and

                        (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; provided, however, that the Board may, in its discretion: (i) allow a delay in payment of up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Independent Director for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value of the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Director has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi); and

                     (c) On or prior to the date the same is required to be withheld, full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; provided, however, that the Board may, in its discretion, allow for such payment to be in the form of consideration used by the Holder to pay for such shares under Section 3.3(b); and

                      (d) Such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                      (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than the Independent Director, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 3.4 - Rights as Stockholder

               The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares have been issued by the Company to such holder.

                                   ARTICLE IV

                                OTHER PROVISIONS

Section 4.1 - Administration

               The Board shall have the power to interpret the Plan and this Agreement, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret or revoke any such rules, and to amend this Agreement provided such amendment does not impair the rights of the Independent Director granted hereunder. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Independent Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Agreement.

Section 4.2 - Agreement Subject to Terms of Plan

               This Agreement and the rights of the Independent Director hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the board may adopt for administration of the Plan. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

Section 4.3 - Option Not Transferable

               The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, unless and until the Option has been exercised, or the shares underlying the Option have been issued. Subject to the preceding sentence, neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Independent Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 4.4 - Notices

               Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Independent Director shall be addressed to him or her at the address given beneath his or her signature hereto or the last known address contained in the Company's records. By a notice given pursuant to this
Section 4.4, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Independent Director shall, if the Independent Director is then deceased, be given to the Independent Director's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 4.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.5 - Titles

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.6 - Construction

               This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

Section 4.7 - Definitions

               Capitalized terms not otherwise defined in this Agreement shall have the meaning specified in the Plan.

Section 4.8 - No Right to Continued Membership On the Board

               Nothing in this Agreement or in the Plan shall confer upon the Independent Director any right to continue in his or her capacity as a member of the Board of Directors of the Company or shall interfere with or restrict in any way the rights of the Company or its stockholders, which are hereby expressly reserved, to remove the Independent Director at any time for any reason whatsoever, with or without cause.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date set forth above.

                                            SAFEWAY INC.

                                            By:
                                               ---------------------------------
ATTEST:


--------------------------------------

                                              ----------------------------------
                                                [Name of Independent Director]

                            1999 AMENDED AND RESTATED
                            EQUITY PARTICIPATION PLAN
                                       OF
                                  SAFEWAY INC.

                              INDEPENDENT DIRECTOR
                       STOCK OPTION AND PURCHASE AGREEMENT

        THIS AGREEMENT, dated ____________, ____, is made by and between SAFEWAY INC., a Delaware corporation (the "Company"), and _____________________, an Independent Director of the Company.

        WHEREAS, the Company wishes to afford the Independent Director the opportunity to purchase shares of Common Stock; and

        WHEREAS, the Company wishes to carry out the 1999 Amended and Restated Equity Participation Plan of Safeway Inc. (the "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement) pursuant to which the Independent Director is entitled to a grant of stock options and to purchase shares of Common Stock of the Company.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                           PURCHASE OF PURCHASE STOCK

Section 1.1 - Sale of Purchase Stock

               In consideration of the Independent Director's agreement to remain as a director of the Company and in exchange for the consideration and other payments described in Sections 1.2 and 1.3 below, concurrently with the execution of this Agreement the Company shall irrevocably issue to the Independent Director _____ shares of its Common Stock (the "Purchase Stock") upon the terms and conditions set forth in this Agreement.

Section 1.2 - Consideration to the Company

               As consideration for the issuance of the Purchase Stock by the Company, concurrently with the execution of this Agreement the Independent Director shall deliver to the Company cash or a check in the amount of $_____ and execute and deliver a full recourse promissory note in the form attached hereto as Exhibit A in the original principal amount of $-------.

Section 1.3 - Income Tax Withholding

               As a condition to the receipt of the Purchase Stock, the Independent Director shall concurrently deliver to the Company full payment (in cash or by check) of any amounts that must be withheld by the Company, as determined by the Committee in its sole discretion, for federal, state and/or local tax purposes.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 - Grant of Option

               Pursuant to the terms of the Plan but subject to the Independent Director purchasing the Purchase Stock, on the date hereof the Company irrevocably grants to the Independent Director the option to purchase any part or all of an aggregate of _____ shares of its Common Stock upon the terms and conditions set forth in this Agreement and the Plan.

Section 2.2 - Purchase Price

               The purchase price of the Common Stock covered by the Option shall be $_____ per share without commission or other charge.

                                   ARTICLE III

                       PERIOD OF EXERCISABILITY OF OPTION

Section 3.1 - Commencement of Exercisability

               (a) Subject to subsection (b) below, the Option shall become exercisable in three (3) cumulative installments as follows:

                      (i) The first installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the first anniversary of the date hereof.

                      (ii) The second installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the second anniversary of the date hereof.

                      (iii) The third installment shall consist of one-third of the shares covered by the Option and shall become exercisable on the third anniversary of the date hereof.

               (b) No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

               The installments provided for in Section 3.1 are cumulative. Each such installment that becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

               This Option may not be exercised to any extent by anyone after the first to occur of the following events:

                      (a) The expiration of ten years from the date the Option was granted;

        or

                      (b) The expiration of three (3) months from the date of the Independent Director's Termination of Directorship unless such Termination of Directorship results from his or her death or his or her Disability; or

                      (c) The expiration of twelve (12) months from the date of the Independent Director's Termination of Directorship by reason of his or her death or his or her Disability; or

                      (d) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Board waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Board shall give the Independent Director notice of such event if the Option has then neither been fully exercised nor become unexercisable under this
        Section 3.3.

                                   ARTICLE IV

                               EXERCISE OF OPTIONS

Section 4.1 - Person Eligible to Exercise

               During the lifetime of the Independent Director, only the Independent Director may exercise the Option or any portion thereof. After the death of the Independent Director, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under Section 3.3, be exercised by his or her personal representative or by any person empowered to do so under the deceased Independent Director's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

               At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 3.3, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Board may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 4.3 - Manner of Exercise

               An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 3.3:

                      (a) Notice in writing signed by the Independent Director or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Board; and

                      (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; provided, however, that the Board may, in its discretion: (i) allow a delay in payment of up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Independent Director for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value of the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Director has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs
        (ii), (iii), (iv), (v) and (vi); and

                      (c) On or prior to the date the same is required to be withheld, full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; provided, however, that the Board may, in its discretion, allow for such payment to be in the form of consideration used by the Holder to pay for such shares under Section 4.3(b); and

                      (d) Such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                      (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Independent Director, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 4.4 - Rights as Stockholder

               The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

Section 5.1 - Administration

               The Board shall have the power to interpret the Plan and this Agreement, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret or revoke any such rules, and to amend this Agreement provided such amendment does not impair the rights of the Independent Director granted hereunder. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Independent Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Agreement.

Section 5.2 - Agreement Subject to Terms of Plan

               This Agreement and the rights of the Independent Director hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the board may adopt for administration of the Plan. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

Section 5.3 - Option Not Transferable

               The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, unless and until the Option has been exercised, or the shares underlying the Option have been issued. Subject to the preceding sentence, neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Independent Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.4 - Notices

               Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Independent Director shall be addressed to him or her at the address given beneath his or her signature hereto or the last known address contained in the Company's records. By a notice given pursuant to this
Section 5.4, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Independent Director shall, if the Independent Director is then deceased, be given to the Independent Director's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Construction

               This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

Section 5.7 - Definitions

               Capitalized terms not otherwise defined in this Agreement shall have the meaning specified in the Plan.

Section 5.8 - No Right to Continued Membership On the Board

               Nothing in this Agreement or in the Plan shall confer upon the Independent Director any right to continue in his or her capacity as a member of the Board of Directors of the Company or shall interfere with or restrict in any way the rights of the Company or its stockholders, which are hereby expressly reserved, to remove the Independent Director at any time for any reason whatsoever, with or without cause.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date set forth above.

                                            SAFEWAY INC.

                                            By:
                                               ---------------------------------
ATTEST:


--------------------------------------

                                              ----------------------------------
                                                [Name of Independent Director]

                                                                       EXHIBIT A

                                 PROMISSORY NOTE

$---------------                                                   --------,----


               FOR VALUE RECEIVED, the undersigned, ________________ ("Borrower"), hereby promises to pay to Safeway Inc., a Delaware corporation (the "Company"), the principal sum of _________________________________________
Dollars ($_______) in lawful money of the United States of America, with all remaining principal and accrued interest due and payable on ______, ____. This Note bears interest at the rate of ____% per annum (the "applicable long-term federal rate" on the date hereof) compounded annually. Interest on the outstanding principal balance is due and payable in arrears on ______,_____.

               If the date set for payment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day.

               This Note has been delivered in payment for the purchase of shares of Common Stock, $0.01 par value, of the Company (the "Purchase Stock") in accordance with the terms of a certain Stock Option and Purchase Agreement, dated as of ______, ____, between the Company and Borrower (the "Agreement"), and this Note is the "Note" referred to in the Agreement. Capitalized terms used herein shall have the same meaning as in the Agreement unless the context requires otherwise. This Note is subject to the following further terms and conditions:

               1. Payment and Prepayment. All payments of principal of and interest on this Note shall be made to the Company or its order in lawful money of the United States of America at the offices of the Company at its then principal place of business (or at such other place as the holder hereof shall notify Borrower in writing). Borrower may, at his option, prepay this Note in whole or in part at any time or from time to time without penalty or premium.

               Any prepayments hereunder shall be applied first to accrued interest and then to outstanding principal hereunder. Concurrently with any prepayment of any portion of the principal amount of this Note, the Company shall make a notation of such payment on this Note. To the extent this Note is prepaid in part, remaining principal payments due hereunder shall be reduced pro rata by the amount of such prepayment. If full payment of all unpaid principal of and accrued interest on this Note is made, this Note shall be canceled.

               2. Mandatory Prepayment on Sale of Stock. Promptly upon the receipt of cash proceeds from the sale by Borrower of shares of Purchase Stock, proceeds from the sale of such shares shall be applied to the prepayment first of the accrued and unpaid interest hereon and then to the unpaid principal hereof.

               3. Events of Default. Upon either (i) the failure to pay any installment of the principal of or interest on this Note when due, at maturity or otherwise which shall remain unremedied for ten days after written notice thereof shall have been given to Borrower or (ii) cessation of the Borrower's services as a member of the Board of Directors of the Company for any reason, including without limitation, death, permanent disability, voluntary resignation, failure to be nominated to the Board, failure to be elected by the Company's stockholders, or otherwise, ("Event of Default"), then, and in such event, the holder of this Note may declare, by notice of default given to Borrower, the entire principal amount of this Note to be forthwith due and payable, whereupon the entire principal amount of this Note outstanding and all accrued interest hereon shall become due and payable without presentment, demand, protest and notices of any kind or of dishonor, all of which are hereby expressly waived. Upon the occurrence of an Event of Default, the unpaid principal hereunder shall commence to bear interest from the date of occurrence of such Event of Default until the entire principal amount is paid in full, at the greater of the stated interest rate herein or the floating annual rate equal to 2% in excess of the rate announced by Bankers Trust Company from time to time at its principal office as its prime lending rate for domestic commercial loans (the "Default Rate"). If any interest payable hereunder is not paid when due, such interest shall be added to the unpaid principal hereunder and shall bear interest until paid at the Default Rate; provided however, that in no event shall Borrower be required to pay any interest hereunder in excess of the maximum legal rate. If an Event of Default shall occur hereunder, Borrower shall pay costs of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof.

               No delay or failure by the holder of this Note in the exercise of any right or remedy shall constitute a waiver thereof, and no right and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

               4. Set Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default (after the giving of any notice and the expiration of any grace period contained in the definition thereof), the Company and each subsequent holder of this Note is hereby authorized by Borrower at any time or from time to time, without notice to Borrower, or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all indebtedness or any other liability of any nature whatsoever, whether liquidated or unliquidated, at any time held or owing by the Company or a subsequent holder to or for the credit or the account of Borrower against and on account of the obligations and liabilities of Borrower to the Company or a subsequent holder under this Note, including, but not limited to, all claims of any nature or description arising out of or connected with this Note, irrespective of whether or not (a) the Company or a subsequent holder shall have made any demand hereunder or (b) the Company or a subsequent holder shall have declared the principal of and interest on this Note and other amounts due hereunder to be due and payable and although said obligations and liabilities, or any of them, may be contingent or unmatured.

        5.     Miscellaneous.

               (a) The provisions of this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

               (b) All notices and other communications hereunder shall be in writing and will be deemed to have been duly given if delivered or mailed in accordance with the Agreement.

               (c)    This Note is a full recourse promissory note.

               (d) The paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

               IN WITNESS WHEREOF, this Note has been duly executed and delivered by Borrower on the date first above written.



                                                  -----------------------------
                                                            Borrower

Witness:




------------------------------------

                            1999 AMENDED AND RESTATED
                            EQUITY PARTICIPATION PLAN
                                       OF
                                  SAFEWAY INC.

                             STOCK OPTION AGREEMENT

You have been selected to be a participant in the 1999 Amended and Restated Equity Participation Plan of Safeway Inc. (the "Plan"), as specified below:

                  Consultant:

                  Date of Grant:

                  Number of Optioned Shares:

                  Exercise Price per Share:

        THIS AGREEMENT is made on and as of the Date of Grant set forth above between Safeway Inc., a Delaware corporation (the "Company") and the Consultant named above pursuant to the provisions of the Plan. The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. Terms not otherwise defined in this Agreement shall have the meaning specified in the Plan.

SECTION 1.1 - OPTION

        "Option" shall mean the option to purchase Common Stock of the Company granted under this Agreement.

SECTION 1.2 - TERMINATION OF CONSULTANCY

        "Termination of Consultancy" shall mean the time when the engagement of the Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy.

SECTION 1.3 - CHANGE IN CONTROL OF THE COMPANY

        A "Change in Control of the Company" shall be deemed to have occurred, subject to subparagraph (d) hereof, if any of the events (an "Event") in subparagraphs (a), (b) or (c) occur during the term of the Agreement:

        (a) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than an employee benefit plan of the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or an underwriter who acquires such securities for the purpose of resale in an underwritten public offering of such securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25% or more of the Company's then outstanding voting securities carrying the right to vote in elections of persons to the Board, regardless of comparative voting power of such voting securities; or

        (b) As a result of a tender offer or exchange offer for the purchase of securities of the Company (other than such an offer by the Company for its own securities), or as a result of a proxy contest, merger, consolidation or sale of assets, or as a result of any combination of the foregoing, individuals who at the beginning of any two-year period constitute the Board plus new directors (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (a) or (c) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved (collectively, the "Continuing Board Members"), cease for any reason to constitute a majority thereof; or

        (c) The holders of securities of the Company entitled to vote thereon approve the following:

               (i) A merger or consolidation of the Company with any other corporation regardless of which entity is the surviving company, other than a merger or consolidation which would result in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the Company's then outstanding voting securities carrying the right to vote in elections of persons to the Board, or such securities of such surviving entity outstanding immediately after such merger or consolidation, or

               (ii) A plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        (d) Notwithstanding the definition of a "Change in Control of The Company" as set forth in this Section 1.3, no such Event described in subparagraphs (a), (b) or (c) shall constitute a Change in Control of the Company if prior to the occurrence of any such Event the Continuing Board Members unanimously approve such Event.

SECTION 1.5 - DISABILITY

        "Disability" shall have the meaning set forth in Section 22(e)(3) of the Internal Revenue Code, as amended.

                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

        In consideration of the Consultant's agreement to provide consulting services to the Company, and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Optionee the option to purchase any part or all of the number of shares of its Common Stock upon the terms and conditions set forth in this Agreement.

SECTION 2.2 - PURCHASE PRICE

       The purchase price of the shares of stock covered by the Option (which shall be no less than 100% of the Fair Market Value of a share of the Company's Common Stock on the date of grant), shall be the price indicated above, without commission or other charge.

SECTION 2.3 - RESERVATION OF RIGHTS TO TERMINATE CONSULTING SERVICES

        Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue his or her engagement as a Consultant to, or subsequently as an Employee of, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee as a Consultant or as an Employee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

        Subject to Section 3.2, the Option shall become exercisable in seven (7) cumulative installments as follows:

                                              % OF SHARES SUBJECT
RELATION TO DATE                               TO THIS OPTION THAT
OF THIS AGREEMENT                              MAY BE PURCHASED
-----------------                             --------------------
On and before first anniversary                    none
After the first anniversary                        15%
After the second anniversary                       15%
After the third anniversary                        15%
After the fourth anniversary                       15%
After the fifth anniversary                        15%
After the sixth anniversary                        15%
After the seventh anniversary                      10%

SECTION 3.2 - DURATION OF EXERCISABILITY

        The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3. No portion of an Option that is unexercisable at Termination of Consultancy shall thereafter become exercisable.

SECTION 3.3 - EXPIRATION OF OPTION

        The Option may not be exercised to any extent by anyone after the first to occur of the following events:

        (a) The expiration of ten years and one day from the date the Option was granted; or

        (b) The expiration of three months from the time of Optionee's Termination of Consultancy unless such Termination of Consultancy results from his or her death, his or her retirement on or after age 55 in accordance with the Company's retirement policies as then in effect, or his or her Disability; or

        (c) The expiration of one year from the date of Optionee's Termination of Consultancy by reason of his or her death or Disability or his or her retirement on or after age 55 in accordance with the Company's retirement policies as then in effect;

        (d) The engagement by Optionee in willful misconduct which injures the Company or any Subsidiary; or

        (e) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the

        Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

SECTION 3.4 - ACCELERATION OF EXERCISABILITY

        Upon the occurrence of a Change in Control of the Company, this Option shall be exercisable as to all shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a).

                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

        During the lifetime of Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his or her personal representative or by any person empowered to do so under Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

        Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than 100 shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

SECTION 4.3 - MANNER OF EXERCISE

        The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

        (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

        (c) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; provided, however, that the Committee may, in its discretion: (i) allow a delay in payment of up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value of the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv),
        (v) and (vi); and

        (c) On or prior to the date the same is required to be withheld, full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; provided, however, that the Committee may, in its discretion, allow for such payment to be in the form of consideration used by the Holder to pay for such shares under Section 4.3(b); and

        (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

        (e) In the event the Option or portion shall be exercised pursuant to
        Section 4.l by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

        The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

        (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

        (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

        (e) Unless a Registration Statement under the Securities Act of 1933 is in effect with respect to the shares to be issued, the receipt of the written representation of Optionee that the shares of Common Stock are being acquired by him for investment and with no present intention of selling or transferring them and that he will not sell or otherwise transfer the shares except in compliance with all applicable securities laws.

SECTION 4.5 - RIGHTS AS STOCKHOLDER

        The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

        The Committee shall have the power to interpret the Plan and this Agreement, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret or revoke any such rules, and to amend this Agreement provided such amendment does not impair the rights of the Optionee granted hereunder. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

SECTION 5.2 - OPTION SUBJECT TO TERMS OF PLAN

        This Option Agreement and the rights of Optionee herein are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. Any inconsistency between this Option Agreement and the Plan shall be resolved in favor of the Plan.

SECTION 5.3 - OPTION NOT TRANSFERABLE

        The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, unless and until the Option has been exercised, or the shares underlying the Option have been issued. Subject to the preceding sentence, neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.4 - NOTICES

        Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to Optionee shall be addressed to him or her at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to Optionee shall, if Optionee is then deceased, be given to Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - CONSTRUCTION

        This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties have caused this Option Agreement to be executed as of the Date of Grant.

                                               SAFEWAY INC.

                                               By:______________________________


                                               ---------------------------------
                                               Consultant's Signature

                                               ---------------------------------
                                               Street or P.O. Box

                                               ---------------------------------
                                               City, State ZIP